Exhibit 1

British American Tobacco p.l.c. (the “Company”)

Notification and public disclosure of transactions by persons discharging managerial responsibilities and persons closely associated with them

The following Non-Executive Directors of the Company were credited with Deferred Stock Units tracking the value of British American Tobacco p.l.c. American Depositary Shares in accordance with the terms of the Reynolds American Inc. (“RAI”) Amended and Restated Deferred Compensation Plan following the acquisition of RAI by British American Tobacco p.l.c. on 25 July 2017.

1	Details of the person discharging managerial responsibilities/person closely associated
a)	Name	Holly Keller Koeppel
2	Reason for the notification
a)	Position/status	Non-Executive Director
b)	Initial notification/Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
Transaction 1
a)	Description of the financial instrument, type of instrument Identification code
Deferred Stock Units (“DSUs”) tracking the value of British American Tobacco p.l.c. American
Depositary Shares (“ADSs”)

N/A because the transaction relates to financial instruments linked to the issuer's ADSs

b)	Nature of the transaction
Credit of DSUs in accordance with the terms of the Reynolds American Inc. (“RAI”) Amended and Restated Deferred Compensation Plan following the acquisition of RAI by British American Tobacco p.l.c. on 25 July 2017.

c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		$Nil	20,152.69

d)	Aggregated information - Aggregated volume - Price	20,152.69 $Nil
e)	Date of the transaction	2017-07-25
f)	Place of the transaction	Outside a trading venue

Transaction 2
a)	Description of the financial instrument, type of instrument Identification code
Deferred Stock Units (“DSUs”) tracking the value of British American Tobacco p.l.c. American
Depositary Shares (“ADSs”)

N/A because the transaction relates to financial instruments linked to the issuer's ADSs

b)	Nature of the transaction	Credit of additional DSUs by reference to the value of dividends declared on the ADSs underlying the DSUs.
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		$Nil	239.32

d)	Aggregated information - Aggregated volume - Price	239.32 $Nil
e)	Date of the transaction	2017-10-03
f)	Place of the transaction	Outside a trading venue
Transaction 3
a)	Description of the financial instrument, type of instrument Identification code
Deferred Stock Units (“DSUs”) tracking the value of British American Tobacco p.l.c. American
Depositary Shares (“ADSs”)

N/A because the transaction relates to financial instruments linked to the issuer's ADSs

b)	Nature of the transaction	Credit of additional DSUs by reference to the value of dividends declared on the ADSs underlying the DSUs.
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		$Nil	176.86

d)	Aggregated information - Aggregated volume - Price	176.86 $Nil
e)	Date of the transaction	2018-02-13
f)	Place of the transaction	Outside a trading venue

1	Details of the person discharging managerial responsibilities/person closely associated
a)	Name	Lionel Nowell, III
2	Reason for the notification
a)	Position/status	Non-Executive Director
b)	Initial notification/Amendment	Initial notification
3	Details of the issuer, emission allowance market participant, auction platform, auctioneer or auction monitor
a)	Name	British American Tobacco p.l.c.
b)	LEI	213800FKA5MF17RJKT63
4	Details of the transaction(s): section to be repeated for (i) each type of instrument; (ii) each type of transaction; (iii) each date; and (iv) each place where transactions have been conducted
Transaction 1
a)	Description of the financial instrument, type of instrument Identification code
Deferred Stock Units (“DSUs”) tracking the value of British American Tobacco p.l.c. American
Depositary Shares (“ADSs”)

N/A because the transaction relates to financial instruments linked to the issuer's ADSs

b)	Nature of the transaction
Credit of DSUs in accordance with the terms of the Reynolds American Inc. (“RAI”) Amended and Restated Deferred Compensation Plan following the acquisition of RAI by British American Tobacco p.l.c. on 25 July 2017.

c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		$Nil	36,575.31

d)	Aggregated information - Aggregated volume - Price	36,575.31 $Nil
e)	Date of the transaction	2017-07-25
f)	Place of the transaction	Outside a trading venue

Transaction 2
a)	Description of the financial instrument, type of instrument Identification code
Deferred Stock Units (“DSUs”) tracking the value of British American Tobacco p.l.c. American
Depositary Shares (“ADSs”)

N/A because the transaction relates to financial instruments linked to the issuer's ADSs

b)	Nature of the transaction	Credit of additional DSUs by reference to the value of dividends declared on the ADSs underlying the DSUs.
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		$Nil	434.34

d)	Aggregated information - Aggregated volume - Price	434.34 $Nil
e)	Date of the transaction	2017-10-03
f)	Place of the transaction	Outside a trading venue
Transaction 3
a)	Description of the financial instrument, type of instrument Identification code
Deferred Stock Units (“DSUs”) tracking the value of British American Tobacco p.l.c. American
Depositary Shares (“ADSs”)

N/A because the transaction relates to financial instruments linked to the issuer's ADSs

b)	Nature of the transaction	Credit of additional DSUs by reference to the value of dividends declared on the ADSs underlying the DSUs.
c)	Price(s) and volume(s)
		Price(s)	Volume(s)
		$Nil	320.98

d)	Aggregated information - Aggregated volume - Price	320.98 $Nil
e)	Date of the transaction	2018-02-13
f)	Place of the transaction	Outside a trading venue

Name of officer of issuer responsible for making notification: Bridget Creegan Date of notification: 16 February 2018